UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 8, 2007
Date of Report (Date of earliest event reported)

Amtech Systems, Inc.
(Exact name of registrant as specified in its charter)

Arizona	000-11412	86-0411215
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

131 South Clark Drive, Tempe, Arizona		85281
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(480) 967-5146

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 8, 2007 Amtech Systems, Inc. (the “Company”), through its wholly-owned subsidiary, Tempress Holding B.V. (“Tempress”), acquired R2D Ingenierie (“R2D”), a solar cell and semiconductor automation equipment manufacturing company located in Montpellier, France. The purchase of R2D was made pursuant to a stock purchase and sale agreement (the “Purchase Agreement”), dated October 8, 2007, between Tempress and the shareholders of R2D. The total purchase price for the transaction was approximately $6.1 million, which includes contingent payments tied to R2D's successful product improvements, production and technology transfer. Additionally, the Company, through Tempress, has made a working capital infusion of $1.0 million, largely for solar business build-up.

The Purchase Agreement is attached hereto as Exhibit 99.1.

The complete press release regarding the acquisition of R2D is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. To be filed by amendment within the time proscribed by Item 9.01(a) of Form 8-K.

(b)	Pro forma financial information. To be filed by amendment within the time proscribed by Item 9.01(b) of Form 8-K.

(d)	Exhibits.

	Exhibit 99.1	Stock Purchase and Sale Agreement, by and among Tempress Holdings, B.V., R2D Ingenierie SAS and the shareholders of R2D Ingenierie SAS, dated October 8, 2007.

	Exhibit 99.2	Press release of Amtech Systems, Inc., dated October 9, 2007.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and is subject to safe harbors created therein. These forward-looking statements include, but are not limited to, those regarding the continued growth of sales by the Company to the solar industry and the ability of the Company to expand its market opportunity through the acquisition of R2D.

These forward-looking statements reflect the Company’s current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to its operations, growth strategy and liquidity, including the risks set forth in the Company’s most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances occurring after the date of this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date: October 11, 2007	By: /s/ Bradley C. Anderson
	Name:	Bradley C. Anderson
	Title:	Vice President and Chief
Financial Officer